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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): NOVEMBER 9, 1999


                           ULTIMATE ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                000-22532              84-0585211
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
          of Incorporation)         File Number)         Identification No.)


            321 WEST 84TH AVENUE, SUITE A, THORNTON, COLORADO 80260
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (303) 412-2525


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report


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ITEM 5.     OTHER EVENTS

     See Press Release dated November 9, 1999, attached hereto as Exhibit 99.1.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ULTIMATE ELECTRONICS, INC.
                                          (Registrant)


Date: November 9, 1999                 By:/S/ ALAN E. KESSOCK
                                          ---------------------------------
                                          Alan E. Kessock
                                          Senior Vice President, Chief
                                          Financial Officer, Secretary and
                                          Treasurer